Exhibit 99.3
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	91

For the Month Ending:	5/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,018,438.72

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,686,731.07

3.	BEGINNING BALANCE:			331,707.65

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Internal Transfers	70,000.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			70,000.00

5.	BALANCE:			401,707.65

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00

	Disbursements (from page 2)		102,566.85

	TOTAL DISBURSEMENTS THIS PERIOD:***			102,566.85

7.	ENDING BALANCE:			299,140.80

8.	General Account Number(s):		1891935460
			Comerica Bank
	Depository Name & Location:		Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
05/01/2009	Wire	ADP	Payroll Fees		$100.96	$100.96
05/01/2009	1424	ITE Solutions	IT / Computers		$230.00	$230.00
05/01/2009	1425	L. A. County Clerk	Business Filings		$22.00	$22.00
05/01/2009	1426	L. A. County Clerk	Business Filings		$22.00	$22.00
05/01/2009	1427	L. A. County Clerk	Business Filings		$22.00	$22.00
05/05/2009	Wire	Payroll Tax	Payroll		$6,870.78	$6,870.78
05/05/2009	8586	Payroll	Payroll		$1,379.04	$1,379.04
05/05/2009	8587	Payroll	Payroll		$7,065.62	$7,065.62
05/05/2009	8588	Payroll	Payroll		$2,919.85	$2,919.85
05/08/2009	1428	Bonded Services	Storage		$4,000.00	$4,000.00
05/08/2009	1429	Brandon & Morner-Ritt	Legal Fees		$3,678.13	$3,678.13
05/08/2009	1430	Kevin Marino Expenses	Office Supplies		$241.42	$241.42
05/08/2009	1431	New Wave Entertainment	Dist. Expense/ Delivery		$32.00	$32.00
05/08/2009	1432	Secretary of State	Corporate		$25.00	$25.00
05/08/2009	1433	Varien	IT / Computers		$318.00	$318.00
05/08/2009	1434	Xerox	Office Supplies		$22.49	$22.49
05/13/2009	Wire	Comerica Bank	Bank Fee		$180.01	$180.01
05/15/2009	Wire	ADP	Payroll Fees		$102.96	$102.96
05/19/2009	Wire	Payroll Tax	Payroll		$6,539.32	$6,539.32
05/19/2009	8589	Payroll	Payroll		$1,379.02	$1,379.02
05/19/2009	8590	Payroll	Payroll		$7,056.24	$7,056.24
05/19/2009	8591	Payroll	Payroll		$2,788.12	$2,788.12
05/28/2009	Wire	Payroll Tax	Payroll		$5,186.23	$5,186.23
05/28/2009	1435	Alice Neuhauser Expenses	Phone / Internet		$170.43	$170.43
05/28/2009	1436	Anthem Blue Cross	Insurance		$2,484.00	$2,484.00
05/28/2009	1437	Arrowhead	Office Supplies		$15.98	$15.98
05/28/2009	1438	AT & T	Telephone		$76.82	$76.82
05/28/2009	1439	Blue Shield	Insurance		$319.00	$319.00
05/28/2009	1441	Federal Express	Shipping		$25.65	$25.65
05/28/2009	1442	Global Media Television	Agent Fees		$3,750.00	$3,750.00
05/28/2009	1443	ITE Solutions	IT / Computers		$345.00	$345.00
05/28/2009	1444	Kevin Marino Expenses	Postage		$44.00	$44.00
05/28/2009	1445	New Beginnings Enterprises	Parking / Rent		$4,896.51	$4,896.51
05/28/2009	1446	Recall	Storage		$918.84	$918.84
05/28/2009	1447	AT & T	Internet		$86.06	$86.06
05/28/2009	1448	Pure Compliance	SEC Reporting		$270.00	$270.00
05/28/2009	8592	Payroll	Payroll		$1,379.04	$1,379.04
05/28/2009	8593	Payroll	Payroll		$7,378.52	$7,378.52
05/28/2009	8594	Payroll	Payroll		$2,788.11	$2,788.11
05/29/2009	Wire	ADP	Payroll Fees		$181.54	$181.54
05/29/2009	1449	Anthem Blue Cross	Insurance		$4,968.00	$4,968.00
05/29/2009	1450	Blue Shield	Insurance		$638.00	$638.00
05/29/2009	1451	Bonded Services	Storage		$4,000.00	$4,000.00
05/29/2009	1452	New Beginnings Enterprises	Parking / Rent		$9,793.02	$9,793.02
05/29/2009	1453	Recall	Storage		$1,837.68	$1,837.68
05/29/2009	1454	Payroll	Payroll		$1,768.65	$1,768.65
05/29/2009	1455	Payroll	Payroll		$2,002.57	$2,002.57
05/29/2009	1456	Payroll	Payroll		$2,248.24	$2,248.24

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	102,566.85	$102,566.85

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	5/31/2009	Balance on Statement:	$349,236.53

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount
	1435	5/28/2009	$170.43

	1436	5/28/2009	$2,484.00

	1437	5/28/2009	$15.98

	1438	5/28/2009	$76.82

	1439	5/28/2009	$319.00

	1441	5/28/2009	$25.65

	1442	5/28/2009	$3,750.00

	1443	5/28/2009	$345.00

	1444	5/28/2009	$44.00

	1446	5/28/2009	$918.84

	1447	5/28/2009	$86.06

	1448	5/28/2009	$270.00

	1449	5/29/2009	$4,968.00

	1450	5/29/2009	$638.00

	1451	5/29/2009	$4,000.00

	1452	5/29/2009	$9,793.02

	1453	5/29/2009	$1,837.68

	8591	5/19/2009	$2,788.12

	8592	5/28/2009	$1,379.04

	8593	5/28/2009	$7,378.52

	8594	5/28/2009	$2,788.11

	1454	5/29/2009	$1,768.65

	1455	5/29/2009	$2,002.57

	1456	5/29/2009	$2,248.24

TOTAL OUTSTANDING CHECKS:				50,095.73

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$299,140.80

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	91

For the Month Ending:	5/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,908,166.69

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,212,365.36

3.	BEGINNING BALANCE:			695,801.33

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		30,056.27

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Interest	62.79

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			30,119.06

5.	BALANCE:			725,920.39

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		70,000.00

	Disbursements (from page 2)		4,012.50

	TOTAL DISBURSEMENTS THIS PERIOD:***			74,012.50

7.	ENDING BALANCE:			651,907.89

8.	General Account Number(s):		323-221-556
			JP Morgan Chase
	Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
5/7/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
5/14/2009	Wire	JP Morgan Lewis	Legal Fees		$4,012.50	4,012.50
5/22/2009	Wire	Kushner-Locke	Internal Transfer	45,000.00		45,000.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		70,000.00	4,012.50	$74,012.50

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	5/31/2009	Balance on Statement:	$651,907.89

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$651,907.89

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	91

For the Month Ending:	5/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,268,719.47

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,337.80

3.	BEGINNING BALANCE:		1,217,381.67

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing	14,020.81

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	0.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		14,020.81

5.	BALANCE:		1,231,402.48

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	50.00

	TOTAL DISBURSEMENTS THIS PERIOD:***		50.00

7.	ENDING BALANCE:		1,231,352.48

8.	General Account Number(s):	112391673
		City National Bank
	Depository Name & Location:	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
05/30/2009	Fee	City National Bank	Bank Fee		$50.00	50.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
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						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	50.00	$50.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

Bank statement Date:	5/31/2009	Balance on Statement:	$1,231,352.48

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$1,231,352.48

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD: 05/01/09-05/29/09
(Provide a copy of monthly account statements for each of the below)

		General Account:	299,140.80

		Collateral Account:	651,907.89

		Collection Account:	1,231,352.48

*Other Accounts:
	Bank of Scotland — Pinocchio	Time Deposit	219,012.97	Currency: GBP

	Bank of Scotland — Basil	Time Deposit	247,208.95	Currency: GBP

	Edge Entertainment		172.89

	KL — PWI account		731.10

	BLT Venture	JV Account	95,381.96

	BLT Venture	JV Account	330.45

	KL\7 Venture	JV Account	39,982.82

	Denial Venture	JV Account	244,741.80

	Cracker LLC	JV Account	15,569.01

	Swing	JV Account	13,031.13

*Other Monies:
	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				3,058,564.25

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of Payments		payments not made
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	(Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	21,880.00		670,756.00
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days

TOTAL:	21,880.00	0.00	670,756.00

V. INSURANCE COVERAGE

			Amount of	Policy Expiration	Premium Paid
		Name of Carrier	Coverage	Date	Through (Date)
	Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
	Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
	E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010
Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period	Total				Quarterly Fees
Ending (Date)	Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		80,600.00		83,975.00	(3,375.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing		Paid During the
Name of Insider	Compensation	*Authorized Gross Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

May 09
Ordinary Income/Expense
Income
KL International Sales	1,500.00
Royalties	11,306.27

Total Income	12,806.27
Cost of Goods Sold
Global Media Sales Fee	3,750.00
Vision Expenses	1,339.71
Vision Sales Fee	3,840.13

Total COGS	8,929.84

Gross Profit	3,876.43
Expense
Bank Service Charges
City National — Service Charge	50.00
Comerica — Service Charge	180.01

Total Bank Service Charges	230.01
Business Filings	66.00
Copy Machine	22.49
Corporate	25.00
Delivery & Distribution Expense
Marketing	32.00
Shipping	25.65

Total Delivery & Distribution Expense	57.65
Insurance
Health	2,484.00
Health Acct.	170.43

Total Insurance	2,654.43
Internet	86.06
IT / Computers	893.00
Office Supplies	218.66
Parking	330.00
Payroll
Payroll cost — Employees	23,295.30
Payroll Fee	385.46
Responsible Officer	35,454.05

Total Payroll	59,134.81
Postage and Delivery	44.00
Professional Fees
Legal Fees	3,055.50

Total Professional Fees	3,055.50
Rent	4,390.30
SEC Reporting	270.00
Storage	4,918.84
Telephone	76.82
Telephone / E-mail Expenses	38.74

Total Expense	76,512.31

Net Ordinary Income	-72,635.88
Other Income/Expense
Other Income
Interest Income	62.79

Total Other Income	62.79

Net Other Income	62.79

Net Income	-72,573.09

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

May 31, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,231,352.48
Comerica — DIP	299,140.80
KL Cash Collateral — JP Morgan	651,907.89

Total Checking/Savings	2,182,401.17
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	340,000.00
AR — KL	258,333.35
AR — Vision	57,423.07

Total Accounts Receivable	670,756.42

Total Current Assets	2,853,157.59

TOTAL ASSETS	2,853,157.59

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	-21,880.71

Total Accounts Payable	-21,880.71

Total Current Liabilities	-21,880.71

Total Liabilities	-21,880.71
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	993,255.43
Net Income	-463,671.04

Total Equity	2,875,038.30

TOTAL LIABILITIES & EQUITY	2,853,157.59

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	x

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I,	Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession